UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22426

Name of Fund: BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2016

Date of reporting period: 07/31/2016

Item 1 –	Report to Stockholders

JULY 31, 2016

ANNUAL REPORT

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act. The Trust may use combined economic leverage of up to 100% of its net assets (50% of its Managed Assets).

4	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust may use combined economic leverage of up to 100% of its net assets (50% of its Managed Assets). The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	5

Trust Summary as of July 31, 2016

Trust Overview

BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.

The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.

Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.

The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in the Manager’s view, typically been associated with or sold in the municipal market. Bonds issued by private universities and hospitals, or bonds sold to finance military housing developments are examples of such securities. The Trust also continues to invest at least 80% of its managed assets in securities that at the time of purchase are investment grade quality.

As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

As of July 31, 2016, 80% of the Trust’s portfolio are BABs. Like other taxable municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from original level as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities, which could reduce the Trust’s income and distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

6	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of July 31, 2016 ($24.43)[1]	6.47%
Current Monthly Distribution per Common Share[2]	$0.1318
Current Annualized Distribution per Common Share[2]	$1.5816
Economic Leverage as of July 31, 2016[3]	35%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.

Taxable Municipal Bond Overview

Taxable municipal bonds typically trade at a spread (or extra yield) relative to U.S. Treasury bonds with similar maturities. During the period, yields on Treasuries fell (as prices rose), which led to a general improvement in the prices of taxable municipal bonds. Treasuries with maturities of ten years and above typically outpaced their short-term counterparts, which fueled corresponding strength in longer-term municipal issues. Given this positive interest rate backdrop, the Barclays Taxable Municipal: U.S. Aggregate Eligible Index returned 15.63% for the 12-month period ended July 31, 2016.

Although the market experienced periodic bouts of volatility, yield spreads on taxable municipals (including Build America Bonds) generally tightened. The overall supply of taxable municipals was about average despite the availability of low rates, but demand strengthened due to increased buying from investors not specifically focused on the asset class. Nevertheless, certain bonds in the taxable municipal sector experienced more meaningful changes in their individual yield spreads. For example, Illinois and Chicago general obligation bonds ended the period with wider spreads — a notable divergence from the rest of the market. Illinois’ debt generally underperformed after being downgraded by rating agencies in June 2016, while Chicago suffered from ongoing concerns about pension funding.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes. You cannot invest directly in an index.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BBN[1,2]	28.89%	19.55%
Lipper General Bond Funds[3]	15.04%	4.04%
Barclays Taxable Municipal: U.S. Aggregate Eligible Index[4]	N/A	15.63%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

[4]	An unleveraged index.

N/A — Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	The Trust’s duration exposure made the largest contribution to absolute performance. (Duration is a measure of interest-rate sensitivity.)

•	The Trust benefited from the robust performance of its investments in the tax-backed (local), transportation, utilities and tobacco sectors. The use of leverage also contributed to results.

•	The Trust utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a negative impact on performance due to the strength in the Treasury market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	7

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$24.43	$20.36	19.99%	$25.03	$19.67
Net Asset Value	$25.02	$22.48	11.30%	$25.02	$21.81

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Utilities	27%	29%
Transportation	22	21
County/City/Special District/School District	21	23
State	11	11
Education	11	10
Tobacco	4	3
Commercial Services & Supplies	1	—
Health Care Providers & Services	1	—
Housing	1	2
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	3%
2017	—
2018	—
2019	6
2020	24

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/16		7/31/15
AAA/Aaa	4%		5%
AA/Aa	54		57
A	29		33
BBB/Baa	7		4
BB/Ba	2		1
B	4		—
N/R	—	[2]	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1%.

8	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Schedule of Investments July 31, 2016	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Services & Supplies — 1.9%
Massachusetts Institute of Technology, 3.89%, 7/01/16	$12,200	$12,656,463
Wesleyan University, 4.78%, 7/01/16	11,000	12,348,721
Worcester Polytechnic Institute, Series 2016, 4.34%, 9/01/56	2,500	2,670,250

		27,675,434
Diversified Financial Services — 0.3%
Western Group Housing LP, 6.75%, 3/15/57 (a)	2,500	3,494,500
Health Care Providers & Services — 1.6%
New York and Presbyterian Hospital:
3.56%, 8/01/36	2,500	2,663,700
4.06%, 8/01/56	12,195	13,538,511
Ochsner Clinic Foundation, 5.90%, 5/15/45	5,000	6,524,300

		22,726,511
Total Corporate Bonds — 3.8%		53,896,445

Municipal Bonds
Arizona — 2.3%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, Series A, 4.84%, 1/01/41 (b)	25,000	33,091,250
California — 34.6%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series S-1, 6.92%, 4/01/40	13,700	20,658,093
Series S-1, 7.04%, 4/01/50	10,190	16,989,991
Series S-3, 6.91%, 10/01/50	14,000	23,357,740
City of Industry California, Refunding RB, Senior, Series A (AGM), 5.13%, 1/01/51	5,000	5,543,400
City of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series E, 6.00%, 11/01/40 (b)	21,255	28,919,766
City of San Jose California, Refunding ARB, Series B (AGM), 6.60%, 3/01/41 (b)	10,000	11,759,200
County of Alameda California Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44 (b)	11,000	16,601,970
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41	5,000	7,448,250
County of Sonoma California, Refunding RB, Pension Obligation, Series A, 6.00%, 12/01/29	14,345	17,928,524
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42 (b)	10,000	15,672,700
Los Angeles Department of Water & Power, RB, Build America Bonds (b):
6.17%, 7/01/40	37,500	43,561,125
7.00%, 7/01/41	17,225	20,175,470

Municipal Bonds	Par (000)	Value
California (continued)
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40 (b)	$12,000	$14,376,600
Palomar Community College District, GO, Build America Bonds, Series B-1, 7.19%, 8/01/45	7,500	8,982,750
Rancho Water District Financing Authority, RB, Build America Bonds, Series A, 6.34%, 8/01/40 (b)	20,000	23,164,000
Riverside Community College District Foundation, GO, Build America Bonds, Series D-1, 7.02%, 8/01/40 (b)	11,000	12,916,090
San Diego County Regional Airport Authority, ARB, Series B, 5.59%, 7/01/43	4,000	4,602,680
San Diego County Regional Airport Authority, Refunding ARB, Build America Bonds, Sub-Series C, 6.63%, 7/01/40	32,100	37,432,452
State of California, GO, Build America Bonds, Various Purposes (b):
7.55%, 4/01/39	9,035	14,907,389
7.30%, 10/01/39	9,220	14,403,392
7.63%, 3/01/40	8,950	14,591,901
7.60%, 11/01/40	15,000	25,136,700
State of California Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34 (b)	18,145	28,671,640
University of California, RB, Build America Bonds (b):
5.95%, 5/15/45	24,000	33,350,160
6.30%, 5/15/50	27,010	33,359,511

		494,511,494
Colorado — 3.4%
City & County of Denver Colorado School District No. 1, COP, Refunding, Denver Colorado Public Schools, Series B, 7.02%, 12/15/37 (b)	6,000	8,797,980
Regional Transportation District, COP, Build America Bonds, Series B, 7.67%, 6/01/40 (b)	23,000	33,263,750
State of Colorado, COP, Build America Bonds, Building Excellent Schools, Series E, 7.02%, 3/15/31	5,000	6,014,800

		48,076,530
Connecticut — 1.1%
Town of Stratford Connecticut, GO, Pension Funding, 6.00%, 8/15/38	12,000	15,908,280
District of Columbia — 3.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Build America Bonds:
7.46%, 10/01/46	11,500	18,406,900
Series D, 8.00%, 10/01/47	10,750	15,161,155
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	17,470,200

		51,038,255

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	HFA	Housing Finance Agency	NPFGC	National Public Finance Guarantee Corp.
COP	Certificates of Participation	ISD	Independent School District	RB	Revenue Bonds
EDA	Economic Development Authority	LRB	Lease Revenue Bonds

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	9

Schedule of Investments (continued)

Municipal Bonds	Par (000)	Value
Florida — 4.3%
City of Sunrise Florida Utility System, Refunding RB, Build America Bonds, Series B, 5.91%, 10/01/35 (b)	$23,000	$26,395,720
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 4/01/50	12,250	15,111,967
County of Pasco Florida Water & Sewer, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,738,410
Town of Davie Florida Water & Sewer, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,979,525
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36 (a)	13,500	15,501,375

		61,726,997
Georgia — 5.4%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A:
6.64%, 4/01/57	26,084	36,031,133
6.66%, 4/01/57	20,665	28,181,274
7.06%, 4/01/57	10,000	12,590,000

		76,802,407
Hawaii — 2.4%
University of Hawaii, RB, Build America Bonds, Series B-1, 6.03%, 10/01/40 (b)	30,500	34,926,465
Illinois — 18.3%
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	16,015	20,107,633
Pension Funding, Series A, 6.90%, 12/01/40 (b)	4,075	5,392,936
Pension Funding, Series B, 6.90%, 12/01/40	4,900	6,484,758
City of Chicago Illinois, GO:
Build America Bonds, Series B, 7.52%, 1/01/40	10,000	10,639,600
Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	17,725	16,464,221
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B:
6.85%, 1/01/38 (b)	30,110	34,459,992
6.40%, 1/01/40	1,500	2,190,375
City of Chicago Illinois Wastewater Transmission, RB, Build America Bonds, Series B, 6.90%, 1/01/40 (b)	36,000	48,163,680
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40	15,250	20,283,872
County of Cook Illinois, GO, Build America Bonds, Series D, 6.23%, 11/15/34	10,000	12,450,000
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	5,000	5,953,600
Illinois Municipal Electric Agency, RB, Build America Bonds, Series A, 7.29%, 2/01/35 (b)	15,000	19,694,100
Northern Illinois Municipal Power Agency, RB, Build America Bonds, Prairie State Project, Series A, 7.82%, 1/01/40	5,000	7,136,950

Municipal Bonds	Par (000)	Value
Illinois (continued)
State of Illinois, GO, Build America Bonds:
6.63%, 2/01/35	$4,000	$4,336,880
6.73%, 4/01/35	6,320	6,916,166
7.35%, 7/01/35	35,855	40,963,979

		261,638,742
Indiana — 1.7%
Indiana Finance Authority, RB, Build America Bonds, Series B, 6.60%, 2/01/39	7,900	11,404,835
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, Series A, 5.59%, 1/01/42 (b)	10,000	13,187,900

		24,592,735
Kentucky — 0.8%
City of Wickliffe Kentucky, RB, MeadWestvaco Corp., 7.67%, 1/15/27 (a)	9,400	11,020,710
Maryland — 0.7%
County of Baltimore Maryland, GO, Taxable, 3.30%, 7/01/46 (c)	9,000	9,452,610
Maryland Community Development Administration, RB, Residential Housing, Series I, 6.50%, 3/01/43	605	618,213

		10,070,823
Massachusetts — 2.0%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Build America Bonds, Recovery Zone, Series B, 5.73%, 6/01/40	5,000	7,035,900
Massachusetts Development Finance Agency, RB, Emmanuel College Issue, Series B, 3.98%, 10/01/30	16,050	16,422,360
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42 (b)	4,040	4,497,005

		27,955,265
Michigan — 1.8%
Michigan State University, RB, Build America Bonds, General, Series A, 6.17%, 2/15/50	5,500	6,990,115
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	16,830	16,628,040
State of Michigan, RB, Build America Bonds, Series B, 7.63%, 9/15/27	2,000	2,265,040

		25,883,195
Minnesota — 1.3%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, Series A, 5.93%, 1/01/43	8,000	10,476,160
Western Minnesota Municipal Power Agency, RB, Build America Bonds, Series C, 6.77%, 1/01/46	5,000	7,319,450

		17,795,610
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, Garvee, Series B, 6.41%, 1/01/40	5,000	6,819,050
Missouri — 1.8%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, Plum Point Project, Series A, 7.73%, 1/01/39	11,000	15,696,010

See Notes to Financial Statements.

10	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Schedule of Investments (continued)

Municipal Bonds	Par (000)	Value
Missouri (continued)
University of Missouri, RB, Build America Bonds, Curators of the University, Series A, 5.79%, 11/01/41 (b)	$7,000	$10,287,970

		25,983,980
Nevada — 1.2%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 6/01/40	2,500	2,512,325
County of Clark Nevada Department of Aviation, ARB, Build America Bonds:
Series B, 6.88%, 7/01/42 (b)	10,000	11,452,200
Series C, 6.82%, 7/01/45	2,000	3,183,060

		17,147,585
New Jersey — 13.2%
County of Camden New Jersey Improvement Authority, LRB, Build America Bonds, Cooper Medical School of Rowan University Project, Series A, 7.75%, 7/01/34	5,000	5,882,050
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 12/15/35	12,000	13,277,040
Series A (NPFGC), 7.43%, 2/15/29 (b)	20,974	26,478,836
New Jersey State Housing & Mortgage Finance Agency, RB, M/F Housing, Series C (AGM), 6.65%, 11/01/44	14,360	15,158,560
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 1/01/41	34,000	53,120,580
Series F, 7.41%, 1/01/40	6,790	10,945,955
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	8,500	9,150,420
Series C, 5.75%, 12/15/28	4,500	5,044,950
Series C, 6.10%, 12/15/28 (b)	42,500	46,376,850
South Jersey Port Corp., RB, Build America Bonds, Marine Terminal, Series P-3, 7.37%, 1/01/40	3,215	3,767,080

		189,202,321
New York — 16.2%
City of New York New York, GO, Build America Bonds, Sub-Series C-1, 5.82%, 10/01/31 (b)	15,000	17,410,950
City of New York New York Municipal Water Finance Authority, RB, Build America Bonds, 2nd General Resolution, Series DD, 6.45%, 6/15/41	6,300	7,334,145
City of New York New York Municipal Water Finance Authority, Refunding RB, Build America Bonds, 2nd General Resolution:
Series AA, 5.79%, 6/15/41 (b)	25,000	28,489,500
Series CC, 6.28%, 6/15/42 (b)	20,000	23,382,400
Series EE, 6.49%, 6/15/42	2,000	2,329,080
Series GG, 6.12%, 6/15/42	2,445	2,798,963
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured:
Sub-Series B-1, 5.57%, 11/01/38 (b)	19,000	25,534,860
Sub-Series C-2, 6.27%, 8/01/39	14,795	16,669,526

Municipal Bonds	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, RB, Build America Bonds:
Series A, 6.67%, 11/15/39	$2,220	$3,270,770
Series C, 7.34%, 11/15/39	13,245	21,634,383
Series C-1, 6.69%, 11/15/40	13,000	19,184,100
Nassau County Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 6/01/21	9,238	9,237,233
Port Authority of New York & New Jersey, ARB, Consolidated:
Series 160, 5.65%, 11/01/40	2,750	3,756,363
Series 192, 4.81%, 10/15/65	14,825	18,968,884
State of New York Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 3/15/40 (b)	15,000	20,423,550
State of New York Dormitory Authority, Refunding RB, Touro College & University, Series B, 5.75%, 1/01/29	10,300	10,834,158

		231,258,865
Ohio — 6.3%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	10,000	15,733,700
County of Franklin Ohio Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42 (b)	30,575	42,183,410
County of Hamilton Ohio Sewer System Revenue, RB, Build America Bonds, Series B, 6.50%, 12/01/34	7,000	8,058,820
Mariemont City School District, GO, Refunding, Build America Bonds, Series B, 6.55%, 12/01/47 (b)	10,055	11,639,065
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14	10,100	12,433,807

		90,048,802
Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, 6.44%, 1/01/45	3,500	4,671,030
Oregon — 0.6%
Port of Morrow Oregon, RB, Bonneville Cooperation Project No. 4, 2.99%, 9/01/36	8,335	8,480,196
Pennsylvania — 2.0%
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, Series B, 6.53%, 6/15/39	23,050	28,482,885
South Carolina — 1.2%
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	11,290	17,016,288
Tennessee — 3.5%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds, Series A2, 7.43%, 7/01/43	35,105	50,616,495
Texas — 9.6%
City of Austin Texas, RB, Travis, Williams and Hays Counties, Rental Car Specialty Facilities, 5.75%, 11/15/42	10,000	11,290,800

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	11

Schedule of Investments (continued)

Municipal Bonds	Par (000)	Value
Texas (continued)
City of San Antonio Texas Customer Facility Charge Revenue, RB, 5.87%, 7/01/45	$7,500	$8,115,225
City of San Antonio Texas Public Service Board, RB, Build America Bonds, Electric & Gas Revenue, Series A, 6.17%, 2/01/41	19,000	21,603,570
City of San Antonio Texas Public Service Board, Refunding RB, Build America Bonds, Electric & Gas Revenue, Series B, 6.31%, 2/01/37 (b)	35,000	40,272,400
County of Bexar Texas Hospital District, GO, Build America Bonds, 5.41%, 2/15/40 (b)	18,000	20,021,940
Cypress-Fairbanks ISD, GO, Build America Bonds, Schoolhouse, Series B, 6.63%, 2/15/38	14,000	15,821,820
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	2,500	3,417,925
Katy Texas ISD, GO, Build America Bonds, School Building, Series D, 6.35%, 2/15/41 (b)	5,000	5,768,250
North Texas Municipal Water District, RB, Build America Bonds, Series A, 6.01%, 9/01/40	10,000	11,481,800

		137,793,730
Utah — 3.4%
County of Utah, RB, Build America Bonds, County Excise Tax Revenue, Recovery Zone, Series C, 7.13%, 12/01/39	11,800	13,751,484
Utah Transit Authority, RB, Build America Bonds, Subordinated, 5.71%, 6/15/40	26,405	34,574,179

		48,325,663

Municipal Bonds	Par (000)	Value
Virginia — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 6/01/46	$29,965	$25,783,984
Washington — 1.9%
Port of Seattle Washington, RB, Series B1, 7.00%, 5/01/36	5,000	5,684,550
Washington State Convention Center Public Facilities District, RB, Build America Bonds, Series B, 6.79%, 7/01/40	16,100	22,091,937

		27,776,487
West Virginia — 2.3%
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	33,550	32,467,677
Total Municipal Bonds — 149.5%		2,136,913,796
Total Long-Term Investments (Cost — $1,783,558,220) — 153.3%		2,190,810,241

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.36% (d)(e)	10,067,354	10,067,354
Total Short-Term Securities (Cost — $10,067,354) — 0.7%		10,067,354
Total Investments (Cost — $1,793,625,574) — 154.0%		2,200,877,595
Liabilities in Excess of Other Assets — (54.0)%		(771,953,317)

Net Assets — 100.0%		$1,428,924,278

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(c)	When-issued security.

(d)	During the year ended July 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,076,047	1,991,307	10,067,354	$10,067,354	$49,529

(e)	Current yield as of period end.

•

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest[1]	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[2]
Barclays Capital, Inc.	0.70%	12/17/15	Open	$23,431,250	$23,534,673	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.70%	12/17/15	Open	16,340,625	16,412,751	Municipal Bonds	Open/Demand

See Notes to Financial Statements.

12	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Schedule of Investments (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest[1]	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[2]
Barclays Capital, Inc.	0.70%	12/17/15	Open	$27,428,175	$27,549,240	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.70%	12/17/15	Open	20,900,000	20,992,250	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.70%	12/17/15	Open	5,212,500	5,235,507	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.70%	12/17/15	Open	8,006,250	8,041,589	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.70%	12/17/15	Open	12,887,500	12,944,384	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.70%	12/17/15	Open	9,925,000	9,968,808	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.75%	12/17/15	Open	26,875,000	27,002,096	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.80%	12/17/15	Open	9,740,781	9,789,918	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.80%	12/17/15	Open	4,222,000	4,243,298	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.80%	12/17/15	Open	35,472,000	35,650,937	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.80%	12/17/15	Open	29,386,000	29,534,236	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	22,015,000	22,132,994	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	12,960,000	13,031,028	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	11,948,250	12,012,289	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	7,110,000	7,148,108	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	12,900,000	12,969,140	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	10,375,000	10,430,607	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	12,039,137	12,103,664	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	36,225,000	36,419,156	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	16,537,500	16,626,136	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	15,037,500	15,118,097	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	11,687,500	11,750,142	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	38,812,500	39,020,524	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	20,175,000	20,283,132	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	23,380,500	23,505,813	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	12/17/15	Open	26,400,000	26,541,497	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	1/27/16	Open	29,445,000	29,575,008	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.70%	1/29/16	Open	13,282,500	13,330,280	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.80%	4/14/16	Open	15,883,000	15,921,120	Municipal Bonds	Open/Demand
MUFG Securities America, Inc.	0.85%	5/23/16	Open	23,080,800	23,117,857	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	5/31/16	Open	11,250,000	11,266,469	Municipal Bonds	Open/Demand
MUFG Securities America, Inc.	0.85%	6/2/16	Open	29,540,992	29,580,052	Municipal Bonds	Open/Demand
MUFG Securities America, Inc.	0.85%	6/2/16	Open	26,534,121	26,569,205	Municipal Bonds	Open/Demand
MUFG Securities America, Inc.	0.85%	6/2/16	Open	22,014,765	22,043,873	Municipal Bonds	Open/Demand
MUFG Securities America, Inc.	0.85%	6/2/16	Open	10,949,975	10,964,453	Municipal Bonds	Open/Demand
MUFG Securities America, Inc.	0.85%	6/2/16	Open	30,702,506	30,743,101	Municipal Bonds	Open/Demand
MUFG Securities America, Inc.	0.85%	6/16/16	Open	12,834,190	12,848,129	Municipal Bonds	Open/Demand
MUFG Securities America, Inc.	0.85%	6/28/16	Open	22,815,879	22,834,196	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	7/1/16	Open	3,959,200	3,962,097	Municipal Bonds	Open/Demand
Total				$759,722,896	$762,747,854

[1] The amount to be repurchased assumes the maturity will be the day after the period end.
[2] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(1,215)	5-Year U.S. Treasury Note	September 2016	$148,248,984	$(2,621,666)
(640)	10-Year U.S. Treasury Note	September 2016	$85,150,000	(2,076,328)
(807)	Long U.S. Treasury Bond	September 2016	$140,771,063	(8,499,670)
(619)	Ultra U.S. Treasury Bond	September 2016	$117,938,844	(8,715,637)
Total				$(21,913,301)

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	13

Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$21,913,301	—	$21,913,301

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	—	—	$(24,352,724)	—	$(24,352,724)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(19,061,481)	—	$(19,061,481)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$449,913,707

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$2,190,810,241	—	$2,190,810,241
Short-Term Securities	$10,067,354	—	—	10,067,354

Total	$10,067,354	$2,190,810,241	—	$2,200,877,595

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(21,913,301)	—	—	$(21,913,301)

[1] See above Schedule of Investments for values in each state or political sub-division.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

14	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Schedule of Investments (concluded)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$7,778,950	—	—	$7,778,950
Liabilities:
Cash received as collateral for reverse repurchase agreements	—	$(14,908,000)	—	(14,908,000)
Reverse repurchase agreements	—	(762,747,854)	—	(762,747,854)

Total	$7,778,950	$(777,655,854)	—	$(769,876,904)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	15

Statement of Assets and Liabilities

July 31, 2016

Assets
Investments at value — unaffiliated (cost — $1,783,558,220)	$2,190,810,241
Investments at value — affiliated (cost — $10,067,354)	10,067,354
Cash pledged for futures contracts	7,778,950
Receivables:
Interest — unaffiliated	25,180,167
Investments sold	1,112,447
Dividends — affiliated	9,695
Prepaid expenses	27,607

Total assets	2,234,986,461

Liabilities
Reverse repurchase agreements	762,747,854
Cash received as collateral for reverse repurchase agreements	14,908,000
Payables:
Income dividends	196,522
Investment advisory fees	1,013,105
Investments purchased	24,052,760
Officer’s and Trustees’ fees	354,405
Other accrued expenses	328,671
Variation margin on futures contracts	2,460,866

Total liabilities	806,062,183

Net Assets	$1,428,924,278

Net Assets Consist of
Paid-in capital	$1,088,955,926
Undistributed net investment income	6,322,121
Accumulated net realized loss	(51,692,489)
Net unrealized appreciation (depreciation)	385,338,720

Net Assets	$1,428,924,278

Net Asset Value
Based on net assets of $1,428,924,278, and 57,111,530 shares outstanding, unlimited shares authorized, $0.001 par value	$25.02

See Notes to Financial Statements.

16	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Statement of Operations

Year Ended July 31, 2016

Investment Income
Interest — unaffiliated	$110,390,127
Dividends — affiliated	49,529

Total income	110,439,656

Expenses
Investment advisory	11,250,228
Professional	167,199
Accounting services	151,377
Officer and Trustees	151,115
Transfer agent	134,548
Custodian	113,958
Printing	28,454
Registration	20,340
Miscellaneous	82,392

Total expenses excluding interest expense	12,099,611
Interest expense	5,260,070

Total expenses	17,359,681
Less:
Fees waived by the Manager	(10,901)
Fees paid indirectly	(763)

Total expenses after fees waived and paid indirectly	17,348,017

Net investment income	93,091,639

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	10,061,489
Futures contracts	(24,352,724)

(14,291,235)

Net change in unrealized appreciation (depreciation) on:
Investments	175,641,329
Futures contracts	(19,061,481)

156,579,848

Net realized and unrealized gain	142,288,613

Net Increase in Net Assets Resulting from Operations	$235,380,252

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	17

Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$93,091,639	$93,332,466
Net realized loss	(14,291,235)	(16,656,836)
Net change in unrealized appreciation (depreciation)	156,579,848	(14,743,490)

Net increase in net assets resulting from operations	235,380,252	61,932,140

Distributions to Shareholders[1]
From net investment income	(90,315,735)	(90,314,657)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	198,881	—

Net Assets
Total increase (decrease) in net assets	145,263,398	(28,382,517)
Beginning of year	1,283,660,880	1,312,043,397

End of year	$1,428,924,278	$1,283,660,880

Undistributed net investment income, end of year	$6,322,121	$3,546,217

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

18	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Statement of Cash Flows

Year Ended July 31, 2016

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$235,380,252
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	195,347,434
Purchases of long-term investments	(206,010,777)
Net purchases of short-term securities	(1,991,307)
Amortization of premium and accretion of discount on investments	942,041
Net realized gain on investments	(10,061,489)
Net unrealized gain on investments	(175,641,329)
(Increase) decrease in assets:
Cash pledged for futures contracts	(1,601,000)
Receivables:
Interest — unaffiliated	(309,715)
Dividends — affiliated	(9,695)
Variation margin receivable on futures contracts	12,260
Prepaid expenses	(4,733)
Increase (decrease) in liabilities:
Cash received as collateral for reverse repurchase agreements	14,017,000
Payables:
Investment advisory fees	91,771
Interest expense	1,240,579
Officer’s and Trustees’ fees	57,233
Other accrued expenses	136,676
Variation margin payable on futures contracts	646,960

Net cash provided by operating activities	52,242,161

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	37,927,653
Cash dividends paid to Common Shareholders	(90,169,814)

Net cash used for financing activities	(52,242,161)

Cash
Net decrease in cash	—
Cash at beginning of year	—

Cash at end of year	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$4,019,491

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$198,881

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	19

Financial Highlights

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$22.48	$22.98	$21.29	$23.95	$20.38

Net investment income[1]	1.63	1.63	1.59	1.58	1.54
Net realized and unrealized gain (loss)	2.49	(0.55)	1.68	(2.66)	3.57

Net increase (decrease) from investment operations	4.12	1.08	3.27	(1.08)	5.11

Distributions from net investment income[2]	(1.58)	(1.58)	(1.58)	(1.58)	(1.54)

Net asset value, end of year	$25.02	$22.48	$22.98	$21.29	$23.95

Market price, end of year	$24.43	$20.36	$21.49	$19.26	$23.89

Total Return[3]
Based on net asset value	19.55%	5.26%	16.85%	(4.57)%	26.22%

Based on market price	28.89%	1.95%	20.79%	(13.45)%	39.37%

Ratios to Average Net Assets
Total expenses	1.32%	1.18%	1.13%	1.10%	1.09%

Total expenses after fees waived and/or paid indirectly	1.32%	1.18%	1.13%	1.10%	1.09%

Total expenses after fees waived and/or paid indirectly and excluding interest expense and fees[4]	0.92%	0.90%	0.88%	0.86%	0.85%

Net investment income	7.08%	6.98%	7.39%	6.75%	6.88%

Supplemental Data
Net assets, end of year (000)	$1,428,924	$1,283,661	$1,312,043	$1,215,512	$1,367,832

Borrowings outstanding, end of year (000)	$762,748	$723,580	$615,485	$603,730	$584,223

Portfolio turnover rate	10%	5%	6%	4%	7%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Interest expense related to reverse repurchase agreements for the years ended July 31, 2016, July 31, 2015, July 31, 2014 and July 31, 2013 and interest expense and fees related to tender option bond trusts and reverse repurchase agreements for the year ended July 31, 2012.

See Notes to Financial Statements.

20	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock Taxable Municipal Bond Trust, Inc. (formerly known as BlackRock Build America Bond Trust, Inc.) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates is included in a complex of closed-end Trusts referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Trusts selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Trusts.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, if applicable. Deferred compensation liabilities are included in Officer’s and Trustees’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several trusts, including other Trusts managed by the Manager, are prorated among those Trusts on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trust had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trust no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	21

Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Trust’s investments and derivative financial instruments has been included in the Schedule of Investments.

22	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Trust would still be required to pay the full repurchase price. Further, the Trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short- term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trust to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Trust may receive a fee for use of the security by the counterparty, which may result in interest income to the Trust.

For the year ended July 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust were $732,915,399 and 0.72%, respectively.

Reverse repurchase transactions are entered into by the Trust under Master Repurchase Agreements (each, an “MRA”), which permit the Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the Trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	23

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged/ Received	Non-cash Collateral Pledged/ Received	Net Amount
Barclays Capital, Inc	$174,801,496	$(174,801,496)	—	—	—
Deutsche Bank Securities, Inc.	85,349,589	(85,349,589)	—	—	—
MUFG Securities Americas, Inc.	178,700,866	(178,700,866)	—	—	—
RBC Capital Markets LLC	323,895,903	(323,895,903)	—	—	—

Total	$762,747,854	$(762,747,854)	—	—	—

[1]

Collateral with a value of $855,427,117 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange.

Futures Contracts: The Trust invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate of 0.55%, which is determined by calculating a percentage of the Trust’s average daily managed assets.

24	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Notes to Financial Statements (continued)

“Managed assets” mean the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Waivers

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Trust’s investments in other affiliated investment companies, if any.

Officers and Trustees

Certain officers and/or Trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7. Purchases and Sales:

For the year ended July 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were $230,063,537 and $195,369,733, respectively.

8. Income Tax Information:

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2016. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

The tax character of distributions paid was as follows:

	07/31/16	07/31/15
Ordinary income	$90,315,735	$90,314,657

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$6,661,604
Capital loss carryforwards	(73,594,838)
Net unrealized gains[1]	406,901,586

Total	$339,968,352

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the deferral of compensation to Trustees.

As of July 31, 2016, the Trust had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $73,594,838.

As of July 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,793,636,526

Gross unrealized appreciation	$410,449,971
Gross unrealized depreciation	(3,208,902)

Net unrealized appreciation	$407,241,069

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	25

Notes to Financial Statements (continued)

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Trust’s ability to buy or sell bonds. As a result, the Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers of securities owned by the Trust. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvests the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.

The BAB market is smaller, less diverse and less liquid than other types of municipal securities. Since the BAB program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.

The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s net asset value.

Counterparty Credit Risk: Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a

26	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Notes to Financial Statements (concluded)

shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: The Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, the Trust invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting such sector would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	Shares
2016	8,181
2015	—

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
BBN	$0.1318	$0.1318

[1]	Net investment income dividend paid on August 31, 2016 to Common Shareholders of record on August 15, 2016.

[2]	Net investment income dividend declared on September 1, 2016 payable to Common Shareholders of record on September 15, 2016.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Taxable Municipal Bond Trust (formerly known as BlackRock Build America Bond Trust):

We have audited the accompanying statement of assets and liabilities of BlackRock Taxable Municipal Bond Trust (formerly known as BlackRock Build America Bond Trust) (the “Trust”), including the schedule of investments, as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Taxable Municipal Bond Trust, as of July 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 26, 2016

Important Tax Information (Unaudited)

During the fiscal year ended July 31, 2016, the following information is provided with respect to the ordinary income distributions paid by the Trust:

	Payable Date	Percentage
Interest-Related Dividends for Non-U.S. Residents[1]	August 2015	99.16%
	September 2015 - January 2016	100.00%
	February 2016 - July 2016	99.91%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

28	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Taxable Municipal Bond Trust (the “Trust”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objectives, policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	29

Disclosure of Investment Advisory Agreement (continued)

pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trust. Throughout the year, the Board compared Trust performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objectives, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Trust. BlackRock and its affiliates provide the Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide the Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Trust. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge,

30	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Disclosure of Investment Advisory Agreement (continued)

which included a comprehensive analysis of the Trust’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and the Customized Peer Group. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked second out of four funds, second out of four funds and first out of four funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for the Fund. The Composite measures a blend of total return and yield. The Board noted that on August 25, 2015, the Fund made certain changes to its non-fundamental investment policies. In connection with these investment policy changes, the Fund changed its name from BlackRock Build America Bond Trust to BlackRock Taxable Municipal Bond Trust.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trust. The Board reviewed BlackRock’s profitability with respect to the Trust and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Trust, to the Trust. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	31

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. The Board considered the Trust’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of auction rate preferred securities (“AMPS”) for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trust declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	33

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

34	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships During Past Five Years
Independent Trustees[2]
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund and Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	35

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Trustee of the Trust.

Effective July 1, 2016, the portfolio managers are Peter Hayes, Ted Jaeckel and Michael Kalinoski.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021		Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

36	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect trustee nominees for the Trust. There were no broker non-votes with regard to the Trust.

Approved the Trustees as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BBN	49,861,589	933,956	0	49,826,193	969,352	0	49,882,694	912,851	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BBN	49,799,414	996,131	0	49,884,282	911,263	0

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II.

[2]	Class III.

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Trust’s taxable income and net capital gains, but not in excess of the Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	37

Additional Information (continued)

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

Other than as noted on page 6, during the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders, or in the principal risk factors associated with investment in the Trust. Other than as noted on page 36, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

38	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JULY 31, 2016	39

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

TAXMB-7/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Taxable Municipal Bond Trust	$35,038	$35,038	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Taxable Munnicipal Bond Trust	$15,402	$15,402

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2016.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Peter J. Hayes, Managing Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Michael A. Kalinoski, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Hayes, Jaeckel and Kalinoski have been members of the registrant’s portfolio management team since 2010.

Portfolio Manager	Biography
Peter J. Hayes	Managing Director of BlackRock since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael A. Kalinoski, CFA	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.

(a)(2)	As of July 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Peter J. Hayes	5	0	1	0	0	0

	$7.44 Billion	$0	$15.26 Million	$0	$0	$0

Theodore R. Jaeckel, Jr., CFA	33	0	0	0	0	0

	$24.66 Billion	$0	$0	$0	$0	$0

Michael A. Kalinoski, CFA	12	0	0	0	0	0

	$12.29 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Applicable Benchmarks
Peter Hayes	Lipper Closed-End General Bond Fund classification, a sub-set of the Lipper Short Municipal Debt Fund classification. Due to Portfolio Manager Peter Hayes’ unique position (Portfolio Manager and Chief Investment Officer of Tax Exempt Fixed Income) his compensation does not solely reflect his role as PM of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the sole driver of compensation.
Theodore R. Jaeckel, Jr., CFA Michael Kalinoski, CFA	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc.

contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Peter J. Hayes	None
Theodore R. Jaeckel, Jr., CFA	$10,001 - $50,000
Michael A. Kalinoski, CFA	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Taxable Municipal Bond Trust

Date: October 3, 2016